MONTEAGLE INFORMED INVESTOR GROWTH FUND

PROSPECTUSES DATED November 9, 2009
AS SUPPLEMENTED February 2, 2010

The Principal Investment Strategy, Principal Risks and Performance portions of the Monteagle Informed Investor Growth Fund (the "Fund") prospectus [pages 1, 2 and 3 of the standalone prospectus and pages 6, 7 and 8 of the combined prospectus] have been supplemented to include: additional information on the Sub-adviser's sell strategy and use of exchange traded funds; and performance information for the Fund's first full calendar year.

Principal Investment Strategy

The Fund seeks to achieve its objective by investing in “growth stocks.” These are stocks that the Fund’s Sub-adviser believes demonstrate accelerating cash flows, profit margins and/or revenues. The Sub-adviser emphasizes companies where management and/or large outside investors (such as banks, insurance companies and mutual funds) are buyers or owners of the stock or where the company itself is repurchasing its own shares on the open market. Each of these types of investment professionals is considered an “Informed Investor.”

Corporate management is far closer to the day-to-day activities of the companies they own or manage and are often in a much more informed position than the typical Wall Street “expert” to gauge the long-term effects that certain publicly disclosed information or developments may have on the future price of their company’s stock. The Informed Investor follows a long-term strategy that concentrates primarily on positive earnings developments within their own companies.

The catalyst of the strategy is Informed Investor ownership; but, investment decision-making for the Fund is triggered by detailed research analysis of such factors as a candidate company’s financial stability and strength, internal valuation and pricing ratios, sector leadership and, most significantly, the sustainability of the earnings growth rate. Similar factors determine when a security is sold. For example, a stock may be sold if there are changes in trading activity by Informed Investors or changes in the company’s fundamentals, such as decelerating earnings or material changes in the debt-equity ratio of the company.  In this regard, the Sub-adviser uses a strict sell discipline.  The discipline has sell signals: sell-stops protect profits and minimize future losses; sell signal when stock's "Loss Limit" price safeguard is violated; and sell signal on any advancing indicators of a company's fundamental breakdown.  A consequence of the Sub-adviser's strategy, under certain market conditions, is high turnover.

The Fund invests primarily in common stocks of medium and large capitalization U.S. companies, but may invest in companies of any size. Although the Fund will not concentrate in any one industry, it is anticipated that the Fund’s portfolio will focus on a small, select group of industries (“growth industries”) which the Fund’s Sub-adviser believes offer superior growth opportunities based on overall economic trends.  The Fund may also invest a portion of its assets in broad market index exchange traded funds (“ETFs”) -- including ETFs that are leveraged or inversely related to the market.  The Sub-adviser views ETF’s as risky investments because they are more volatile – particularly those that are leveraged or inversely related to the market; and, to address this risk, the Sub-adviser employs its strict sell discipline.

From time to time, the Fund’s Sub-adviser may determine that only a limited number of companies meet the criteria for investment described above. At such times, all or a significant portion of the Fund’s assets may be invested in ETFs -- including ETFs that are leveraged or inversely related to the market, money market instruments (including money market mutual funds) or repurchase agreements for an extended period of time.  The Sub-adviser's strategy is not to buy and hold -- or, if defensive, to place the portfolio in cash and let it sit idle.  Instead, the Sub-adviser sees active trading as necessary to address market disturbances, volatility and the like.

Principal Risks of Investing in the Fund

You could lose money on your investment in the Fund and the Fund could underperform other investments. The principal risks of investing in the Fund include:

•	Management Risk. The strategy used by the Fund may fail to produce the intended results.

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Company Risk. The Fund might decrease in value in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

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Market Risk. The Fund might decrease in value in response to general market and economic conditions. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

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Volatility Risk. Common stocks tend to be more volatile than other investment choices. Because the Fund will emphasize various growth industries, the value of your shares is likely to be more volatile than a fund that invests in a broader range of industries.

•
ETF Risk. To the extent the Fund invests in ETFs that are leveraged, you are exposed to the risk that any adverse daily performance of an ETF's target index will be leveraged. This means that, if the ETF’s target index experiences adverse daily performance, the Fund’s investment in the ETF will be reduced by a greater amount for every adverse performance.  Further, purchasing shares during a day may result in greater exposure to the performance of the target index if the target index moves in a direction adverse to the ETF between the close of the markets on one trading day and before the close of the markets on the next trading day.

•
Capitalization Risk. The Fund may invest in small and medium capitalization companies which involve greater risks than those associated with larger, more established companies. Smaller companies may be subject to more abrupt or erratic price movements, for reasons including that the stocks are generally traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects.

•
Portfolio Turnover Risk. The Fund’s investment strategy may result in a high portfolio turnover rate. A high portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

•	As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program.

Performance

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following chart shows the total for the Institutional Class (I) shares return of the Fund for each full calendar year that the Fund has operated. The Class I shares are no-load shares available for investors who have accounts of $100,000 or more.  The Class A & C shares offered by this prospectus have no performance history. The Class A shares have a 5.00% sales charge and the numbers in the table do not reflect any sales charge. The ongoing distribution fees attributable to Class A & C shares would reduce the performance numbers by .25% and 1.00% respectively.

The Fund’s Class I shares year-to-date total return through December 31, 2009 was 54.97%.

During the period shown in the bar chart, the highest quarterly return was 17.42% (for the quarter ended September 30, 2009) and the lowest return was 5.02% (for the quarter ended March 31, 2009). The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

Average Annual Total Returns
for the periods ended December 31, 2009

The table below shows how the Fund’s Class I Shares average annual total returns compared to those of the S&P 500 Index®. The table also presents the impact of taxes on the Fund’s Class I Shares returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local income taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own the Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

Monteagle Informed Investor Growth Fund1	1 Year	Since Inception (April 3, 2008)
Return Before Taxes	54.97%	23.80%
Return After Taxes on Distributions	46.87%	20.05%
Return After Taxes on Distributions and Sale of Fund Shares	35.64%	18.24%
S&P 500 Index® 1
(reflects no deduction for fees, expenses or taxes)	26.46%	-8.91%

1
The S&P 500 Index® is the Standard & Poor’s 500 Index, a widely recognized, unmanaged index of common stock. The index figures assume reinvestment of all dividends paid by stocks included in the index. One cannot invest directly in the index.